Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2017					2016					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
Sales	$9,434	$9,930	$10,325	$10,433	$40,122	$9,312	$9,844	$10,536	$10,115	$39,807	3%	1%

Costs, Expenses and Other
Materials and production	3,015	3,080	3,274	3,406	12,775	3,572	3,578	3,409	3,332	13,891	2%	-8%
Marketing and administrative	2,411	2,438	2,401	2,580	9,830	2,318	2,458	2,393	2,593	9,762	-1%	1%
Research and development	1,796	1,749	4,383	2,055	9,982	1,659	2,151	1,664	4,650	10,124	-56%	-1%
Restructuring costs	151	166	153	306	776	91	134	161	265	651	15%	19%
Other (income) expense, net	58	58	(86)	(19)	12	48	19	22	631	720	*	-98%
Income (Loss) Before Taxes	2,003	2,439	200	2,105	6,747	1,624	1,504	2,887	(1,356)	4,659	*	45%
Income Tax Provision (Benefit)	447	488	251	2,969	4,155	494	295	699	(769)	718
Net Income (Loss)	1,556	1,951	(51)	(864)	2,592	1,130	1,209	2,188	(587)	3,941	47%	-34%
Less: Net Income Attributable to Noncontrolling Interests	5	5	5	8	24	5	4	4	7	21
Net Income (Loss) Attributable to Merck & Co., Inc.	$1,551	$1,946	$(56)	$(872)	$2,568	$1,125	$1,205	$2,184	$(594)	$3,920	47%	-34%
Earnings (Loss) per Common Share Assuming Dilution (1)	$0.56	$0.71	$(0.02)	$(0.32)	$0.93	$0.40	$0.43	$0.78	$(0.22)	$1.41	45%	-34%

Average Shares Outstanding Assuming Dilution (1)	2,766	2,752	2,727	2,715	2,748	2,795	2,789	2,786	2,755	2,787
Tax Rate	22.3%	20.0%	125.5%	141.0%	61.6%	30.4%	19.6%	24.2%	56.7%	15.4%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Because the company recorded a net loss in the third and fourth quarter of 2017 and fourth quarter of 2016, no potential dilutive common shares were used in the computations of loss per common share assuming dilution as the effects would have been anti-dilutive.

MERCK & CO., INC.
GAAP TO NON-GAAP RECONCILIATION
FOURTH QUARTER 2016
(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)
(UNAUDITED)
Table 2c

		Acquisition and
		Divestiture-Related		Restructuring		Certain Other		Adjustment
	GAAP	Costs (1)		Costs (2)		Items (3)		Subtotal	Non-GAAP

Materials and production	$3,332	756		32				788	$2,544
Marketing and administrative	2,593	22		4				26	2,567
Research and development	4,650	2,897		9				2,906	1,744
Restructuring costs	265			265				265	—
Other (income) expense, net	631	35				564		599	32
(Loss) Income Before Taxes	(1,356)	(3,710)		(310)		(564)		(4,584)	3,228
Income Tax (Benefit) Provision	(769)	(1,303	)(4)	(60	)(4)	(157	)(4)	(1,520)	751
Net (Loss) Income	(587)	(2,407)		(250)		(407)		(3,064)	2,477
Net (Loss) Income Attributable to Merck & Co., Inc.	(594)	(2,407)		(250)		(407)		(3,064)	2,470
(Loss) Earnings per Common Share Assuming Dilution	$(0.22)	(0.87)		(0.09)		(0.15)		(1.11)	$0.89

Tax Rate	56.7%								23.3%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results and permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1)             Amounts included in materials and production costs reflect expenses for the amortization of intangible assets recognized as a result of business acquisitions. Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions and divestitures. Amounts included in research and development expenses reflect $3.3 billion of in-process research and development (IPR&D) impairment charges, partially offset by a reduction of expenses of $432 million related to a decrease in the estimated fair value measurement of liabilities for contingent consideration. Amount included in other (income) expense, net represents a goodwill impairment charge related to a business within the Healthcare Services segment.

(2)             Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3)             Primarily reflects a $625 million charge to settle worldwide patent litigation related to KEYTRUDA.

(4)             Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.
GAAP TO NON-GAAP RECONCILIATION
FULL YEAR 2016
(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)
(UNAUDITED)
Table 2d

		Acquisition and
		Divestiture-Related		Restructuring		Certain Other		Adjustment
	GAAP	Costs (1)		Costs (2)		Items (3)		Subtotal	Non-GAAP

Materials and production	$13,891	4,035		181				4,216	$9,675
Marketing and administrative	9,762	78		95				173	9,589
Research and development	10,124	3,152		142				3,294	6,830
Restructuring costs	651			651				651	—
Other (income) expense, net	720	47				558		605	115
Income Before Taxes	4,659	(7,312)		(1,069)		(558)		(8,939)	13,598
Income Tax Provision (Benefit)	718	(1,936	)(4)	(229	)(4)	(156	)(4)	(2,321)	3,039
Net Income	3,941	(5,376)		(840)		(402)		(6,618)	10,559
Net Income Attributable to Merck & Co., Inc.	3,920	(5,376)		(840)		(402)		(6,618)	10,538
Earnings per Common Share Assuming Dilution	$1.41	(1.93)		(0.30)		(0.14)		(2.37)	$3.78

Tax Rate	15.4%								22.3%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results and permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1)             Amounts included in materials and production costs primarily reflect $3.7 billion of expenses for the amortization of intangible assets recognized as a result of business acquisitions, as well as $347 million of intangible asset impairment charges. Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions and divestitures. Amounts included in research and development expenses reflect $3.6 billion of in-process research and development (IPR&D) impairment charges, partially offset by a reduction of expenses of $402 million related to a decrease in the estimated fair value measurement of liabilities for contingent consideration. Amounts included in other (income) expense, net represent goodwill impairment charges related to businesses within the Healthcare Services segment.

(2)             Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3)             Primarily reflects a $625 million charge to settle worldwide patent litigation related to KEYTRUDA.

(4)             Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.
FRANCHISE / KEY PRODUCT SALES
FOURTH QUARTER 2017
(AMOUNTS IN MILLIONS)
Table 3a

	Global			U.S.			International
	4Q 2017	4Q 2016	% Change	4Q 2017	4Q 2016	% Change	4Q 2017	4Q 2016	% Change

TOTAL SALES (1)	$10,433	$10,115	3	$4,328	$4,686	-8	$6,105	$5,429	12
PHARMACEUTICAL	9,290	8,904	4	3,967	4,282	-7	5,323	4,622	15
Primary Care and Women’s Health
Cardiovascular
Zetia	323	575	-44	54	335	-84	269	240	12
Vytorin	186	299	-38	11	132	-92	176	167	5
Atozet	54	50	7		1	-97	54	49	9
Adempas	79	49	63				79	49	63
Diabetes
Januvia	938	932	1	508	538	-6	430	394	9
Janumet	586	577	2	223	259	-14	363	318	14
General Medicine & Women’s Health
NuvaRing	188	207	-9	139	155	-10	49	52	-6
Implanon / Nexplanon	183	160	14	129	112	15	54	48	12
Follistim AQ	66	87	-25	19	36	-48	47	51	-9
Hospital and Specialty
Hepatitis
Zepatier	296	229	29	88	180	-51	208	49	*
HIV
Isentress / Isentress HD	308	337	-9	143	175	-19	165	162	2
Hospital Acute Care
Bridion	209	139	50	76	36	114	132	104	28
Noxafil	179	161	11	89	81	10	90	80	13
Invanz	157	152	3	93	90	4	64	63	2
Cancidas	95	152	-37	3	6	-48	92	146	-37
Cubicin	92	119	-22	40	82	-51	52	36	43
Primaxin	74	66	12	3	1	*	71	65	9
Immunology
Simponi	217	186	17				217	186	17
Remicade	186	269	-31				186	269	-31
Oncology
Keytruda	1,297	483	169	787	311	153	510	172	196
Emend	143	144	-1	85	90	-6	58	53	8
Temodar	73	67	10	12	6	101	62	61	1
Diversified Brands
Respiratory
Singulair	182	210	-13	12	11	15	170	199	-15
Nasonex	120	112	8	37	23	60	83	88	-6
Dulera	77	105	-26	70	99	-29	7	6	14
Other
Cozaar / Hyzaar	125	121	3	3	3	18	121	118	3
Arcoxia	91	108	-16				91	108	-16
Fosamax	62	68	-9	(1)	2	-138	62	65	-4
Vaccines (2)
Gardasil / Gardasil 9	633	542	17	370	409	-9	262	134	96
ProQuad / M-M-R II / Varivax	403	405		316	308	2	88	97	-9
Pneumovax 23	263	238	11	189	180	5	74	57	28
RotaTeq	160	162	-1	104	126	-17	56	36	55
Zostavax	121	221	-45	66	155	-57	55	66	-17
Other Pharmaceutical (3)	1,124	1,172	-4	299	340	-12	826	834	-1
ANIMAL HEALTH	981	884	11	248	263	-6	733	620	18

Other Revenues (4)	162	327	-51	113	141	-19	49	187	-74

* 200% or greater

(1)             Only select products are shown.

(2)             Vaccine sales in 2017 include sales in the European markets that were previously part of the Sanofi Pasteur MSD (SPMSD) joint venture that was terminated on December 31, 2016. Amounts for 2016 reflect supply sales to SPMSD.

(3)             Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $123 million and $126 million on a global basis for fourth quarter 2017 and 2016, respectively.

(4)             Other Revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.
FRANCHISE / KEY PRODUCT SALES
FULL YEAR 2017
(AMOUNTS IN MILLIONS)
Table 3b

	Global			U.S.			International
	Full Year	Full Year		Full Year	Full Year		Full Year	Full Year
	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change

TOTAL SALES (1)	$40,122	$39,807	1	$17,424	$18,478	-6	$22,698	$21,329	6
PHARMACEUTICAL	35,390	35,151	1	15,854	17,073	-7	19,536	18,077	8
Primary Care and Women’s Health
Cardiovascular
Zetia	1,344	2,560	-48	352	1,588	-78	992	972	2
Vytorin	751	1,141	-34	124	473	-74	627	668	-6
Atozet	225	146	54		1	-98	225	146	55
Adempas	300	169	78				300	169	78
Diabetes
Januvia	3,737	3,908	-4	2,153	2,286	-6	1,584	1,622	-2
Janumet	2,158	2,201	-2	863	984	-12	1,296	1,217	6
General Medicine & Women’s Health
NuvaRing	761	777	-2	564	576	-2	197	202	-2
Implanon / Nexplanon	686	606	13	496	420	18	191	186	2
Follistim AQ	298	355	-16	123	157	-22	174	197	-12
Hospital and Specialty
Hepatitis
Zepatier	1,660	555	199	771	488	58	888	67	*
HIV
Isentress / Isentress HD	1,204	1,387	-13	565	721	-22	639	666	-4
Hospital Acute Care
Bridion	704	482	46	239	77	*	465	405	15
Noxafil	636	595	7	309	284	9	327	312	5
Invanz	602	561	7	361	329	10	241	233	4
Cancidas	422	558	-24	20	25	-16	402	533	-25
Cubicin	382	1,087	-65	189	906	-79	193	181	7
Primaxin	280	297	-6	10	4	151	270	293	-8
Immunology
Remicade	837	1,268	-34				837	1,268	-34
Simponi	819	766	7				819	766	7
Oncology
Keytruda	3,809	1,402	172	2,309	792	192	1,500	610	146
Emend	556	549	1	342	356	-4	213	193	11
Temodar	271	283	-4	16	15	2	256	268	-4
Diversified Brands
Respiratory
Singulair	732	915	-20	40	40		692	874	-21
Nasonex	387	537	-28	54	184	-71	333	352	-5
Dulera	287	436	-34	261	412	-37	26	24	9
Other
Cozaar / Hyzaar	484	511	-5	18	16	10	466	494	-6
Arcoxia	363	450	-19				363	450	-19
Fosamax	241	284	-15	6	5	21	235	279	-16
Vaccines (2)
Gardasil / Gardasil 9	2,308	2,173	6	1,565	1,780	-12	743	393	89
ProQuad / M-M-R II / Varivax	1,676	1,640	2	1,374	1,362	1	303	279	9
Pneumovax 23	821	641	28	581	447	30	240	193	24
RotaTeq	686	652	5	481	482		204	169	21
Zostavax	668	685	-2	422	518	-18	246	168	47
Other Pharmaceutical (3)	4,295	4,574	-6	1,246	1,345	-7	3,049	3,228	-6
ANIMAL HEALTH	3,875	3,478	11	1,090	989	10	2,785	2,489	12
Other Revenues (4)	857	1,178	-27	480	416	15	377	763	-51

* 200% or greater

(1)                Only select products are shown.

(2)               Vaccine sales in 2017 include sales in the European markets that were previously part of the Sanofi Pasteur MSD (SPMSD) joint venture that was terminated on December 31, 2016. Amounts for 2016 reflect supply sales to SPMSD.

(3)                Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $388 million and $455 million on a global basis for December Full Year 2017 and 2016, respectively.

(4)                Other Revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3c

	2017					2016					% Change	% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year

TOTAL PHARMACEUTICAL	$8,185	$8,759	$9,156	$9,290	$35,390	$8,104	$8,700	$9,443	$8,904	$35,151	4	1

United States	3,761	3,929	4,197	3,967	15,854	3,913	4,169	4,710	4,282	17,073	-7	-7
% Pharmaceutical Sales	45.9%	44.9%	45.8%	42.7%	44.8%	48.3%	47.9%	49.9%	48.1%	48.6%

Europe (1)	1,977	2,082	2,174	2,290	8,522	1,914	1,997	1,935	1,843	7,689	24	11
% Pharmaceutical Sales	24.2%	23.8%	23.7%	24.7%	24.1%	23.6%	23.0%	20.5%	20.7%	21.9%

Japan	688	818	756	780	3,043	620	673	812	659	2,764	18	10
% Pharmaceutical Sales	8.4%	9.3%	8.3%	8.4%	8.6%	7.7%	7.7%	8.6%	7.4%	7.9%

Asia Pacific	889	946	994	1,054	3,883	806	890	914	912	3,522	16	10
% Pharmaceutical Sales	10.9%	10.8%	10.9%	11.3%	11.0%	9.9%	10.2%	9.7%	10.2%	10.0%

China	328	353	377	439	1,497	337	353	350	333	1,374	32	9

Latin America	375	462	451	547	1,836	359	430	448	538	1,776	2	3
% Pharmaceutical Sales	4.6%	5.3%	4.9%	5.9%	5.2%	4.4%	4.9%	4.7%	6.0%	5.1%

Eastern Europe/Middle East Africa	255	314	349	397	1,314	272	314	364	429	1,379	-8	-5
% Pharmaceutical Sales	3.1%	3.6%	3.8%	4.3%	3.7%	3.4%	3.6%	3.9%	4.8%	3.9%

Canada	182	171	193	193	739	147	170	184	180	682	7	8
% Pharmaceutical Sales	2.2%	2.0%	2.1%	2.1%	2.1%	1.8%	2.0%	1.9%	2.0%	1.9%

Other	58	37	42	62	199	73	57	76	61	266	2	-25
% Pharmaceutical Sales	0.7%	0.4%	0.5%	0.7%	0.6%	0.9%	0.7%	0.8%	0.7%	0.8%

(1)                 Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)
Table 4

OTHER (INCOME) EXPENSE, NET

			Full Year	Full Year
	4Q17	4Q16	2017	2016
INTEREST INCOME	$(101)	$(83)	$(385)	$(328)
INTEREST EXPENSE	191	180	754	693
EXCHANGE (GAINS) LOSSES	(17)	95	(11)	174
EQUITY INCOME FROM AFFILIATES	(32)	(27)	(42)	(86)
Other, net (1)	(60)	466	(304)	267
TOTAL	$(19)	$631	$12	$720

(1)                                Other, net in the fourth quarter and full year of 2016 includes a $625 million charge to settle worldwide patent litigation related to KEYTRUDA.

MERCK & CO., INC.

EFFECTS OF ADOPTION OF NEW PENSION ACCOUNTING STANDARD

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 5

The 2017 financial guidance for both GAAP and non-GAAP operating expenses reflects the adoption on January 1, 2018, of a new accounting standard related to defined benefit plans that requires the components of net benefit cost/credit (other than service costs) be presented in the statement of income outside of operating expenses. The new accounting standard requires that previously reported amounts be reclassified to conform to the new presentation. There is no impact to net income as a result of adopting the new standard.  The tables below provide details of the effects of adopting the standard for the full year of 2017 and by quarter as will be presented in 2018 reporting.

	GAAP			Non-GAAP
	As Reported 2017	Reclass	As Recast 2017	As Reported 2017	Reclass	As Recast 2017

Full Year 2017
Materials and production	$12,775	$137	$12,912	$9,450	$137	$9,587
Marketing and administrative	9,830	244	10,074	9,784	244	10,028
Research and development	9,982	131	10,113	7,337	131	7,468
Restructuring costs	776	—	776	—	—	—
Other (income) expense, net	12	(512)	(500)	9	(512)	(503)
	$33,375	$—	$33,375	$26,580	$—	$26,580

First Quarter 2017
Materials and production	$3,015	$34	$3,049	$2,097	$34	$2,131
Marketing and administrative	2,411	61	2,472	2,390	61	2,451
Research and development	1,796	34	1,830	1,785	34	1,819
Restructuring costs	151	—	151	—	—	—
Other (income) expense, net	58	(129)	(71)	70	(129)	(59)
	$7,431	$—	$7,431	$6,342	$—	$6,342

Second Quarter 2017
Materials and production	$3,080	$36	$3,116	$2,220	$36	$2,256
Marketing and administrative	2,438	62	2,500	2,427	62	2,489
Research and development	1,749	33	1,782	1,733	33	1,766
Restructuring costs	166	—	166	—	—	—
Other (income) expense, net	58	(131)	(73)	19	(131)	(112)
	$7,491	$—	$7,491	$6,399	$—	$6,399

Third Quarter 2017
Materials and production	$3,274	$33	$3,307	$2,481	$33	$2,514
Marketing and administrative	2,401	58	2,459	2,390	58	2,448
Research and development	4,383	30	4,413	1,760	30	1,790
Restructuring costs	153	—	153	—	—	—
Other (income) expense, net	(86)	(121)	(207)	(68)	(121)	(189)
	$10,125	$—	$10,125	$6,563	$—	$6,563

Fourth Quarter 2017
Materials and production	$3,406	$34	$3,440	$2,652	$34	$2,686
Marketing and administrative	2,580	63	2,643	2,577	63	2,640
Research and development	2,055	33	2,088	2,060	33	2,093
Restructuring costs	306	—	306	—	—	—
Other (income) expense, net	(19)	(130)	(149)	(13)	(130)	(143)
	$8,328	$—	$8,328	$7,276	$—	$7,276